Exhibit 10.2
ALLIED BOTTLE CONTRACT
FOR      Sprite
     THIS AGREEMENT (this “Agreement”), effective as of January 11, 1990, is made and entered into by and between THE COCA-COLA COMPANY, a corporation organized and existing under the laws of the State of Delaware having its principal place of business in Atlanta, Georgia (the “Company”), and COCA-COLA BOTTLING COMPANY OF ANDERSON, S.C., a corporation organized an existing under the laws of the State of SOUTH CAROLINA having its principal place of business in ANDERSON, SOUTH CAROLINA (the “Bottler”).
WITNESSETH
WHEREAS
     A. The Company and the Bottler are parties to that certain Master Bottle Contract effective as of 1-11-90 (the “Master Contract”) whereby the Bottler has been authorized, among other things, to manufacture, package, distribute and sell certain soft drinks subject to the terms and conditions of the Master Contract;
     B. The Company manufactures and sells, or authorizes others to manufacture and sell, the soft drinks identified on Schedule A (as modified from time to time under paragraphs 20 and 22, the “Beverages”), the concentrates for the Beverages (the “Concentrates”), and the syrups prepared from the Concentrates (the “Syrups”), the formulas for all of which constitute trade secrets owned by the Company;
     C. The Company is the owner of the trademarks identified on Schedule B (together with such other trademarks as may be authorized by the Company from time to time for current use by the Bottler under this Agreement, the “Trademarks”), which, among other things, identify and distinguish the Concentrates, the Syrups and the Beverages;
     D. The Bottler acts as a bottler of the Beverages pursuant to certain agreements all of which are identified on Schedule C (collectively, together with all amendments thereto, the “Existing Allied Bottle Contracts”);
     E. The reputation of the Beverages as being of consistently superior quality has been a major factor in stimulating and sustaining demand for the Beverages, and special technical skill and constant diligence on the part of the Bottler and the Company are required in order for the Beverages to maintain the excellence that consumers expect; and
     F. Having entered into the Master Contract, and the conditions affecting the production, sale and distribution of Beverages having changed since the Company and the Bottler, or its predecessors-in-interest, entered into the Existing Allied Bottle Contracts, the Company and the Bottler desire to amend the Existing Allied Bottle Contracts, the terms of the Existing Allied Bottle Contracts, as so amended being restated in the form of this Agreement;
     NOW THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bottler agree as follows:
ARTICLE I
The Authorization
     1. The Company authorizes the Bottler, and the Bottler undertakes, to manufacture and package the Beverages and to distribute and sell the Beverages only in Authorized Containers, as hereinafter defined, under the Trademarks in and throughout the territory described on Schedule D (together with any territories added under paragraph 31, and subject to the possible elimination of geographic areas and subterritories under paragraphs 21 and 29, the “Territory”).
     2. The Company will, from time to time, in its discretion, approve containers of certain types, sizes, shapes and other distinguishing characteristics (collectively, subject to any additions, deletions and modifications by the Company, the “Authorized Containers”). A list of Authorized Containers for each Beverage will be provided by the Company to the Bottler, which list may be amended by the Company from time to time by additions, deletions or modifications. The Bottler is authorized to use only Authorized Containers in the manufacture, sale and distribution of the Beverages. The Company reserves the right to withdraw from time to time its approval of any of the Authorized Containers upon six (6) months notice to the Bottler, and, in such event, the repurchase provisions of subparagraph 28(b) shall apply to containers so disapproved that are owned by the Bottler. The Company will exercise its right to approve, and to withdraw its approval of, specific Authorized Containers in good faith so as to permit the Bottler to continue to satisfy the demand in the Territory as a whole for Beverages in containers of the nature identified on Schedule E.
ARTICLE II
Exclusive Authorization
     3. The Company appoints the Bottler as its sole and exclusive purchaser of the Concentrates and Syrups for the purpose of manufacture, packaging and distribution of the Beverages under the Trademarks in Authorized Containers for sale in the Territory.
     4. The Company agrees not to authorize any other party whatsoever to use the Trademarks on Beverages in Authorized Containers, or any other containers of the nature identified on Schedule E, for purposes of resale in the Territory.
     5. The Bottler shall purchase its entire requirements of Concentrates and Syrups exclusively from the Company and shall not use any other syrup, beverage base, concentrate or other ingredient in the Beverages other than as specified by the Company.

ARTICLE III
Obligations of Bottler Relating to Trademarks and Other Matters
     6. The Bottler acknowledges that the Company is the sole and exclusive owner of the Trademarks, and the Bottler agrees not to question or dispute the validity of the Trademarks or their exclusive ownership by the Company. By this Agreement, the Company extends to the Bottler only an exclusive license to use the Trademarks solely in connection with the manufacture, packaging, distribution, and sale of the Beverages in Authorized Containers in the Territory subject to the rights reserved to the Company under this Agreement. Nothing herein, nor any act or failure to act by the Bottler or the Company, shall give the Bottler any proprietary or ownership interest of any kind in the Trademarks or in the goodwill associated therewith.
     7. The Bottler agrees during the term of this Agreement and in accordance with any requirements imposed upon the Bottler under applicable laws:
     (a) Not to manufacture, package, sell, deal in or otherwise use or handle any product under any trade dress or in any container that is an imitation of a trade dress or container in which the Company claims a proprietary interest or which is likely to be confused or cause confusion or be confusingly similar to or be passed off as such trade dress or container; and
     (b) Not to manufacture, package, sell, deal in or otherwise use or handle any product under any trademark or other designation that is an imitation, counterfeit, copy or infringement of, or confusingly similar to, any of the Trademarks.
ARTICLE IV
Obligations of Bottler Relating to Manufacture and Packaging of the Beverages
8. (a) The Bottler represents and warrants that the Bottler possesses, or will possess, in the Territory, prior to the manufacture, packaging and distribution of the Beverages, and will maintain during the term of this Agreement, such plant or plants, machinery and equipment, trained staff, and distribution and vending facilities as are capable of manufacturing, packaging and distributing the Beverages in Authorized Containers in accordance with this Agreement, in compliance with all applicable governmental and administrative requirements, and in sufficient quantities to meet fully every demand for the Beverages in Authorized Containers in the Territory.
     (b) The Company and the Bottler acknowledge that each is or may become a party to one or more agreements authorizing a bottler or other Company-authorized entity to produce Beverages for sale by another bottler. Such agreements include, but are not limited to (i) agreements permitting bottlers, subject to certain conditions, to commence or continue to manufacture the Beverages for other bottlers, and (ii) agreements pursuant to which bottlers may have the Beverages manufactured for them by other Company-authorized entities. It is hereby agreed that the Company shall not unreasonably withhold (i) any consents required by such agreements, or (ii) approval of Bottler’s participation in such agreements. All such existing agreements shall remain in full force and effect in accordance with their terms.
     9. The Bottler recognizes that increases in the demand for the Beverages, as well as changes in the list of Authorized Containers, may, from time to time, require adaptation of its existing manufacturing, packaging or delivery equipment or the purchase of additional manufacturing, packaging and delivery equipment. The Bottler agrees to make such modifications and adaptations as necessary and to purchase and install such equipment, in time to permit the introduction and manufacture, packaging and delivery of sufficient quantities of the Beverages in the Authorized Containers, to satisfy fully the demand for the Beverages in Authorized Containers in the Territory.
     10. The Bottler warrants that the handling and storage of the Concentrates; the manufacture, handling and storage of the Syrups; and the manufacture, handling, storage, and packaging of the Beverages shall be accomplished in accordance with the Company’s quality control and sanitation standards, as reasonably established by the Company and communicated to the Bottler from time to time, and shall, in any event, conform with all food, labelling, health, packaging and other relevant laws and regulations applicable in the Territory.
     11. The Bottler, in accordance with such instructions as may be given from time to time by the Company, shall submit to the Company, at the Bottler’s expense, samples of the Syrups, the Beverages and the raw materials used in the manufacture of the Syrups and the Beverages. The Bottler shall permit representatives of the Company to have access to the premises of the Bottler during ordinary business hours to inspect the plant, equipment, and methods used by the Bottler in order to ascertain whether the Bottler is complying with the terms of this Agreement, including whether the Bottler is complying strictly with the instructions and standards prescribed for the manufacturing, handling, storage and packaging of the Beverages.
12. (a) For the packaging, distribution and sale of the Beverages, the Bottler shall use only such Authorized Containers, closures, cases, cartons and other packages and labels as shall be authorized from time to time by the Company for the Bottler and shall purchase such items only from manufacturers approved by the Company. The Company shall approve three or more manufacturers of such items, if in the reasonable opinion of the Company, there are three or more manufacturers who are capable of producing such items to be fully suitable for the purpose intended and in accordance with the high quality standards and image of excellence of the Trademarks and the Beverages. Such approval by the Company does not relieve the Bottler of the Bottler’s independent responsibility to assure that the Authorized Containers, closures, cases, cartons and other packages and labels purchased by the Bottler are suitable for the purpose intended, and in accordance with the good reputation and image of excellence of the Trademarks and Beverages.
     (b) The Bottler shall maintain at all times a stock of Authorized Containers, closures, labels, cases, cartons, and other essential related materials bearing the Trademarks, sufficient to satisfy fully the demand for

Beverages in Authorized Containers in the Territory, and the Bottler shall not use or permit the use of Authorized Containers, or such closures, labels, cases, cartons and other materials, if they bear the Trademarks or contain any Beverages, for any purpose other than the packaging and distribution of the Beverages. The Bottler further agrees not to refill or otherwise reuse nonreturnable containers.
     13. If the Company determines the existence of quality or technical difficulties with any Beverage, or any package used for such product, the Company shall have the right, immediately and at its sole option, to withdraw such product or any such package from the market. The Company shall notify the Bottler in writing of such withdrawal, and the Bottler shall, upon receipt of notice, immediately cease distribution of such product or such package therefor. If so directed by the Company, the Bottler shall recall and reacquire the product or package involved from any purchaser thereof. If any recall of any product or any of the packages used therefor is caused by (i) quality or technical defects in the Syrup, Concentrate, or other materials prepared by the Company from which the product involved was prepared by the Bottler, or (ii) quality or technical defects in the Company’s designs and design specifications of packages which it has imposed on the Bottler or the Bottler’s third party suppliers if such designs and specifications were negligently established by the Company (and specifically excluding designs and specifications of other parties and the failure of other parties to manufacture packages in strict conformity with the designs and specifications of the Company), the Company shall reimburse the Bottler for the Bottler’s total expenses incident to such recall. Conversely, if any recall is caused by the Bottler’s failure to comply with instructions, quality control procedures or specifications for the preparation, packaging and distribution of the product involved, the Bottler shall bear its total expenses of such recall and reimburse the Company for the Company’s total expenses incident to such recall.
ARTICLE V
Conditions of Purchase and Sale
14. (a) The Company reserves the right to establish and to revise at any time, in its sole discretion, the price of any of the Concentrates or Syrups, the terms of payment, and the other terms and conditions of supply, any such revision to be effective immediately upon notice to the Bottler. If Bottler rejects a change in price or the other terms and conditions contained in any such notice, then the Bottler shall so notify the Company within thirty (30) days of receipt of the Company’s notice, and this Agreement will terminate ninety (90) days after the date of such notification by the Bottler, without further liability of the Company or the Bottler. The change in price or other terms and conditions so rejected by the Bottler shall not apply to purchases of such Concentrate or Syrup by the Bottler during such ninety (90) day period preceding termination. Failure by the Bottler to notify the Company of its rejection of the changes in price or such other terms and conditions shall be deemed acceptance thereof by the Bottler.
     (b) The Company shall sell to the Bottler, upon Bottler’s request, either Syrup or Concentrate; provided, however, that once the Bottler has elected to purchase Concentrate for any Beverage under this Agreement, the Company shall no longer be obligated to supply Syrup to the Bottler, and provided further that if the Bottler elects to purchase concentrate under the Master Contract, the Company shall have the right to supply only Concentrate to the Bottler under this Agreement.
     15. The Bottler shall purchase from the Company only such quantities of the Concentrates or Syrups as shall be necessary and sufficient to carry out the Bottler’s obligations under this Agreement. The Bottler shall use the Concentrates exclusively for its manufacture of the Syrups and shall use the Syrups exclusively for its manufacture of the Beverages. The Bottler shall not sell or otherwise transfer any Concentrate or Syrup or permit the same to get into the hands of third parties.
16. (a) The Bottler agrees not to distribute or sell any Beverage outside the Territory. The Bottler shall not sell any Beverage to any person (other than another bottler pursuant to subparagraph 8(b)) under circumstances where Bottler knows or should know that such person will redistribute the Beverage for ultimate sale outside the Territory. If any Beverage distributed by the Bottler is found outside of the Territory, Bottler shall be deemed to have transshipped such Beverage and shall be deemed to be a “Transshipping Bottler” for purposes hereof; provided, however, that if the Offended Bottler has not agreed to terms substantially similar to this subparagraph 16(a) with respect to the transshipment of Beverages, Bottler shall only be deemed to have transshipped such Beverage if Bottler knew or should have known that the purchaser would redistribute the Beverage outside of the Territory prior to ultimate sale. For purposes of this Agreement, “Offended Bottler” shall mean a bottler in any territory into which any Beverage is transshipped.
     (b) In addition to all other remedies the Company may have against any Transshipping Bottler for violation of this paragraph 16, the Company may impose upon any Transshipping Bottler a charge for each case of Beverage transshipped by such bottler. The per-case amount of such charge shall be determined by the Company in its sole discretion and may be an amount not to exceed three times the Offended Bottler’s most current average gross margin per case of the Beverage transshipped, as reasonably estimated by the Company. If the Offended Bottler does not sell the Beverage that has been transshipped, the Company may make the foregoing estimate on the basis of what it considers a comparable product. The Company and the Bottler agree that the amount of such charge shall be deemed to reflect the damages to the Company, the Offended Bottler and the bottling system. The Company shall forward to the Offended Bottler, upon receipt from the Transshipping Bottler, not less than an amount per case which approximates the Offended Bottler’s most current average gross margin per case of the Beverage transshipped. If, upon the mutual agreement of the Company and the Offended Bottler, the Company or its agent recalls any Beverage which has been transshipped, the Transshipping Bottler shall, in addition to any other obligation it may have hereunder, reimburse the Company for its costs of purchasing, transporting, and/or destroying such Beverage.

ARTICLE VI
Obligations of the Bottler Relating to the Marketing of the Beverages and Planning
     17. The continuing responsibility to develop and stimulate and satisfy fully the demand for the Beverages in Authorized Containers within the Territory rests upon the Bottler. The Bottler agrees to use all approved means as may be reasonably necessary to meet this responsibility; provided. however that the Bottler’s obligation to develop and stimulate and satisfy fully the demand for the Beverages in Authorized Containers within the Territory shall be secondary and subordinate to the Bottler’s obligations under the Master Contract.
     18. The parties agree that to develop and stimulate demand for the Beverages in Authorized Containers advertising and other forms of marketing activities are required. Therefore, subject to the Bottler’s primary obligations under the Master Contract, the Bottler will spend such funds in advertising and marketing the Beverages as may be reasonably required to stimulate, as well as maintain, demand for the Beverages in Authorized Containers in the Territory. The Bottler shall fully cooperate in and vigorously promote all reasonable cooperative advertising and sales promotion programs and campaigns that may be established by the Company for the Territory. The Bottler will use and publish only such advertising, promotional materials or other items bearing the Trademarks relating to the Beverages as the Company has approved and authorized. The expenditures required by this Article VI shall be made by the Bottler. The Company may, in its sole discretion, contribute to such expenditures. The Company may also undertake, at its expense, independently of the Bottler’s marketing programs, any advertising or promotional activity that the Company deems appropriate to conduct in the Territory, but this shall in no way affect the responsibility of the Bottler for stimulating and developing the demand for the Beverages in Authorized Containers in the Territory.
19. (a) Since periodic planning is essential for the proper implementation of this Agreement, the Bottler and the Company shall meet annually, as close to the anniversary date of this Agreement as practicable or at such other annual date as the parties may set from time to time, to discuss the Bottler’s plans for the ensuing year. At such meeting, the Bottler shall present a plan that sets out in reasonable detail satisfactory to the Company the management, financial, marketing and advertising plans of the Bottler with respect to the Beverages for the ensuing year. The parties shall discuss this plan and this plan, upon approval by the Company, which shall not be unreasonably withheld, shall define the Bottler’s obligation herein to develop and stimulate and satisfy fully the demand for the Beverages in Authorized Containers in the Territory for the period of time covered by the plan.
     (b) The Bottler shall report to the Company periodically, but not less than quarterly, as to its implementation of the approved plan; it is understood, however, that the Bottler shall report sales on a regular basis as requested by the Company and in such detail and containing such information as may be reasonably requested by the Company. The failure by the Bottler to carry out the plan, or if the plan is not presented or is not approved, will constitute a primary consideration for determining whether the Bottler has fulfilled its obligation to develop and stimulate and satisfy fully the demand for the Beverages in Authorized Containers in the Territory. If the Bottler carries out the plan in all material respects, it shall be deemed to have satisfied the obligations of the Bottler under paragraphs 17, 18 and 19 for the period of time covered by the plan.
ARTICLE VII
Reformulation, Product Discontinuation, New Products and Related Matters
     20. The Company has the sole and exclusive right and discretion to reformulate any of the Beverages. In addition, the Company has the sole and exclusive right and discretion to discontinue any or all of the Beverages under this Agreement. In the event that the Company discontinues any Beverage under this Agreement, Schedule A to this Agreement shall be amended to delete the discontinued Beverage from the list of Beverages set forth on Schedule A. In the event that the Company discontinues all Beverages under this Agreement, this Agreement shall be terminated upon the terms set forth in paragraph 28.
     21. The Bottler has the right to discontinue the manufacture, packaging, distribution and sale of all Beverages in Authorized Containers in all of the Territory or in any State in the Territory. This right shall be exercised, if at all, by the Bottler giving nine (9) months notice of such discontinuation to the Company, specifying that the notice of discontinuation applies to all of the Territory or specifying the State or States within the Territory to which the notice of discontinuation applies. Upon expiration of such nine (9) month period, the Bottler shall cease the manufacture, packaging, distribution and sale of all Beverages in Authorized Containers in the geographic area specified in the notice, the Company may manufacture, package, distribute and sell the Beverages in Authorized Containers under the Trademarks in such geographic area, or authorize others to do so, and Schedule D to this Agreement shall be amended to eliminate such geographic area from the Territory described on Schedule D.
     22. In the event that the Company proposes to introduce any new beverage in the Territory under the Trademarks or any modification thereof (herein defined to mean the addition of a prefix, suffix or other modifier used in conjunction with any of the Trademarks), the Bottler shall have the option to manufacture, package, distribute and sell such new beverage in Authorized Containers in the Territory pursuant to the terms and conditions of this Agreement. The Bottler’s option under this paragraph 22 shall be exercised, if at all, by giving the Company notice of such election within thirty (30) days of the date on which the Company notifies the Bottler that the Company intends to introduce the new beverage in the Territory. If the Bottler gives the Company timely notice of the Bottler’s exercise of such option within such period, Schedule A to this Agreement shall be amended by adding such new beverage to the list of Beverages set forth on Schedule A. If the Bottler does not give the Company timely notice of the Bottler’s exercise of such option within such period, then the Company shall have the right to authorize others in the Territory to manufacture, package, distribute and sell and otherwise undertake any activity with respect to that new beverage, including use of the Trademarks or any modification of the Trademarks and use of the Authorized Containers in connection with the new beverage in the Territory.

     23. The Company has the unrestricted right to use the Trademarks on the Beverages and on all other products and merchandise other than the Beverages in Authorized Containers in the Territory.
ARTICLE VIII
Term and Termination of the Agreement
     24. This Agreement shall be and remain in force for a period of ten (10) years from the effective date hereof, unless terminated prior thereto in a manner provided in this Agreement; and upon the expiration of the first ten (10) year period, and also upon the expiration of each successive ten (10) year period, the Bottler shall have the option to renew this Agreement on the same terms and conditions for successive ten (10) year periods, without limit of the number of renewals, and when notified to do so by the Company, not more than twelve (12) months prior to the expiration of any ten (10) year period, the Bottler shall, within twenty (20) days after receipt of such notice, give notice of the exercise or non-exercise of each option.
     25. The obligation to supply Concentrates or Syrups to the Bottler and the Bottler’s obligation to purchase Concentrates or Syrups from the Company and to manufacture, package, distribute and sell the Beverages under this Agreement shall be suspended during any period when any of the following conditions exist:
     (a) There shall occur a change in the law or regulation (including without limitation, any government permission or authorization regarding customs, health or manufacturing) in such a manner as to render unlawful or commercially impracticable:
     (i) the importation of Concentrate or Syrup or any of its essential ingredients, which cannot be produced in quantities sufficient to satisfy the demand therefor by existing Company facilities in the United States; or
     (ii) the manufacture and distribution of the Concentrates, Syrups or Beverages; or
     (b) There shall occur any inability or commercial impracticability of either of the parties to perform resulting from an act of God, or “force majeure”, public enemies, boycott, quarantine, riot, strike, or insurrection, or due to a declared or undeclared war, belligerency or embargo, sanctions, blacklisting, or other hazard or danger incident to the same, or resulting from any other cause whatsoever beyond its control.
     If any of the conditions for suspension of performance described in this paragraph 25 persists so that either party’s obligation to perform is suspended for a period of six (6) months or more, the other party may terminate this Agreement forthwith, upon notice to the party whose obligation to perform is suspended.
     26. (a) The Company may terminate this Agreement in the event of the occurrence of any of the following events of default:
     (i) If the Master Contract is terminated by either party for any reason;
     (ii) If the Bottler becomes insolvent; if a petition in bankruptcy is filed against or on behalf of the Bottler which is not stayed or dismissed within sixty (60) days; if the Bottler is put in liquidation or placed under sequester; if a receiver is appointed to manage the business of the Bottler; or if the Bottler enters into any judicial or voluntary arrangement or composition with its creditors, or concludes any similar arrangements with them or makes an assignment for the benefit of creditors;
     (iii) If the Bottler adopts a plan of dissolution or liquidation.
     (b) Upon the occurrence of any of the foregoing events of default, the Company may terminate this Agreement by giving the Bottler notice to that effect, effective immediately.
27. (a) In addition to the events of default described in paragraph 26, the Company may also terminate this Agreement, subject to the limitations of subparagraph 27(b), in the event of the occurrence of any of the following events of default:
     (i) If the Bottler fails to make timely payment for Concentrate or Syrup, or of any other debt owing to the Company;
     (ii) If the condition of the plant or equipment used by the Bottler in manufacturing, packaging or distributing the Beverages fails to meet the sanitary standards reasonably established by the Company;
     (iii) If the Syrups or Beverages manufactured by the Bottler fail to meet the quality control standards reasonably established by the Company;
     (iv) If the Beverages are not manufactured in strict conformity with such standards and instructions as the Company may reasonably establish;
     (v) If the Bottler fails to carry out a plan approved under paragraph 19 in all material respects; or
     (vi) If the Bottler materially breaches any of the Bottler’s other obligations under this Agreement.
The standards and instructions of the Company comprise privately published information concerning the manufacture, handling and storage of the Beverages under good manufacturing practices, as well as technical instructions, bulletins and other communications issued or amended from time to time by the Company (including, but not limited to, Syrup Room Practices, Quality Control and Engineering Standards and GMP: A Guide to Good Manufacturing Practices, as they may be amended or supplemented from time to time).
     (b) Upon the occurrence of any of the foregoing events of default, the Company shall, as a condition to termination of this Agreement under this paragraph 27, give the Bottler notice thereof. The Bottler shall then have a period of sixty (60) days within which to cure the default, including, at the instruction of the Company and at the Bottler’s expense, by the prompt withdrawal from the market and destruction of any Syrup or Beverage that fails to meet the quality control standards of the Company or any Beverage that is not manufactured in accordance with the instructions of the Company. If such default has not been cured within such period, then the Company may, by giving the Bottler further notice to such effect, suspend sales to the Bottler of Concentrates and Syrups and require the Bottler to cease production of the Syrups and the Beverages and the packaging and distribution of Beverages in Authorized Containers. During such second period of sixty (60) days, the Company also may supply, or cause or permit others to supply, the Beverages in Authorized Containers under the Trademarks in the Territory. If such default has not been fully cured during such second period of sixty (60) days, then the Company may terminate this Agreement, by giving the Bottler notice to such effect, effective immediately.
     28. Upon the termination of this Agreement:
     (a) The Bottler shall not thereafter continue to manufacture, package, distribute or sell any of the Beverages in Authorized Containers or to make any use of the Trademarks or Authorized Containers, or any closures, cases, labels or advertising material bearing the Trademarks;
     (b) The Bottler shall forthwith deliver all Concentrate, Syrup, Beverage, usable returnable or any nonreturnable containers, cases, closures, labels, and advertising material bearing the Trademarks, still in the Bottler’s possession or under the Bottler’s control, to the Company or the Company’s nominee, as instructed, and, upon receipt, the Company shall pay to the Bottler a sum equal to the reasonable market value of such supplies or materials. The Company will accept and pay for only such articles as are, in the opinion of the Company, in first-class and usable condition, and all other such articles shall be destroyed at the Bottler’s expense. Containers, closures and advertising material and all other items bearing the name of the Bottler, in addition to the Trademarks, that have not been purchased by the Company shall be destroyed without cost to the Company, or otherwise disposed of in accordance with instructions given by the Company, unless the Bottler can remove or obliterate the Trademarks therefrom to the satisfaction of the Company. The provisions for repurchase contained in subparagraph 28(b) shall apply with regard to any Authorized Container, approval of which has been withdrawn by the Company under paragraph 2; upon discontinuation of all Beverages by the Company under paragraph 20; upon termination by either party under paragraph 25; and upon termination by the Bottler under paragraph 14. In all other cases, the Company shall have the right, but not the obligation, to purchase the aforementioned items from the Bottler.
29. (a) Subject to the limitations set forth in subparagraph 29(b), in the event that the Bottler at any time fails to carry out a plan approved under paragraph 19 in ail material respects in any geographic segment of the Territory, which segment shall be defined by the Company (hereinafter “Subterritory”), the Company may reduce the Territory covered by this Agreement, and thereby restrict the Bottler’s authorization hereunder to the remainder of the Territory, by eliminating the Subterritory from the Territory covered by this Agreement.
     (b) In the event of such failure, the Company may eliminate Subterritories from the Territory covered by this Agreement by giving the Bottler notice to that effect, which notice shall define the Subterritory or Subterritories to which the notice applies. The Bottler shall then have a period of six (6) months within which to cure such failure. If the Bottler has not cured such failure in such six (6) month period, the Company may eliminate such Subterritories from the Territory by giving the Bottler further notice to that effect, effective immediately.
     (c) Upon elimination of any Subterritory from the Territory:
     (i) Schedule D to this Agreement shall be amended to eliminate such Subterritory from the Territory described on Schedule D;
     (ii) The Company may manufacture, package, distribute and sell the Beverages in Authorized Containers under the Trademarks in such Subterritory, or authorize others to do so; and
     (iii) The Bottler shall not thereafter continue to manufacture, package, distribute or sell any of the Beverages in Authorized Containers in such Subterritory, or to make any use of the Trademarks, Authorized Containers, closures, cases, labels or advertising material bearing the Trademarks in connection with the sale or distribution of the Beverages in such Subterritory.
ARTICLE IX
Transferability/Additional Territories
     30. The Bottler hereby acknowledges the personal nature of the Bottler’s obligations under this Agreement with respect to the performance standards applicable to the Bottler, the dependence of the Trademarks on proper quality control, the level of marketing effort required of the Bottler to stimulate and maintain demand for the Beverages in Authorized Containers, and the confidentiality required for protection of the Company’s trade secrets and confidential information. In recognition of the personal nature of these and other obligations of the Bottler under this Agreement, the Bottler may not assign, transfer or pledge this Agreement or any interest therein, in whole or in part, whether voluntarily, involuntarily, or by operation of law (including, but not limited to, by merger or liquidation), or delegate any material element of the Bottler’s performance thereof, or sublicense its rights hereunder, in whole or in part, to any third party or parties, without the prior consent of the Company. Any attempt to take such action without such consent shall be void and shall be deemed to be a material breach of this Agreement.
     31. In the event that the Bottler acquires the right to manufacture and sell any of the Beverages in any container that has been designated as an Authorized Container in any territory in the United States outside of the Territory, such additional territory shall automatically be deemed to be included within the Territory covered by this

Agreement for all purposes. Any separate agreement that may exist concerning such additional territory shall be ipso facto amended to conform to this Agreement and Schedule D shall be amended by adding such additional territory to the Territory set forth on Schedule D.
ARTICLE X
Litigation
32. (a) The Company reserves the right to institute any civil, administrative or criminal proceeding or action, and generally to take or seek any available legal remedy it deems desirable, for the protection of its good reputation and industrial property rights (including, but not limited to, the Trademarks), as well as for the protection of the Concentrates, the Syrups, the Beverages and the formulas therefor; and to defend any action affecting these matters. At the request of the Company, the Bottler will render reasonable assistance in any such action. The Bottler may not claim any right against the Company as a result of such action or for any failure to take such action. The Bottler shall promptly notify the Company of any litigation or proceeding instituted or threatened affecting these matters. The Bottler shall not institute any legal or administrative proceedings against any third party which may affect the interests of the Company in connection with this Agreement without the Company’s prior consent.
     (b) The Company has the sole and exclusive right and responsibility to prosecute and defend all suits relating to the Trademarks. The Company may prosecute or defend any suit relating to the Trademarks in the name of the Bottler whenever an issue in such suit involves the Territory and therefore it is appropriate to act in the Bottler’s name, or may proceed alone in the name of the Company, provided that the Company shall take no action in the Bottler’s name which the Company knows or should know will materially prejudice or impair the rights or interests of the Bottler under this Agreement.
     (c) The Bottler recognizes the importance and benefit to itself and all other bottlers of the Beverages of protecting the interest of the Company in the Beverages, Authorized Containers and the goodwill associated with the Trademarks. Therefore, the Bottler agrees to consult with the Company on all products liability claims or lawsuits brought against the Bottler in connection with the Beverages or Authorized Containers and to take such action with respect to the defense of any such claim or lawsuit as the Company may reasonably request in order to protect the interest of the Company in the Beverages, Authorized Containers and goodwill associated with the Trademarks. Further, the Bottler shall supervise, control and direct the defense of all such products liability claims and lawsuits brought against it in a manner that is reasonably calculated to be consistent with the Company’s aforementioned interest. The Bottler and the Company shall individually be responsible for their respective liability, loss, damage, costs, attorneys fees and expenses arising out of or in connection with any such products liability claim or lawsuit brought against them whether individually or jointly; provided, however, that the Bottler and the Company expressly reserve all rights of contribution and indemnity as prescribed by law.
ARTICLE XI
General
     33. The Company hereby expressly reserves for its exclusive benefit all rights of the Company not expressly granted to the Bottler under the terms of this Agreement.
     34. Without relieving the Bottler of any of its responsibilities under this Agreement, the Company, from time to time during the term of this Agreement, at its option and either free of charge or on such terms and conditions as the Company may propose, may offer technology to the Bottler which the Company possesses, develops or acquires (and is free to furnish to third parties without obligation) relating to the design, installation, operation and maintenance of the plant and equipment appropriate for the maintenance of product quality, sanitation and safety as well as for the efficient manufacture and packaging of the Beverages; and relating to personnel training, accounting methods, electronic data processing and marketing and distribution techniques.
     35. The Bottler agrees:
     (a) It will not disclose to any third party any nonpublic information whatsoever concerning the composition of the Concentrates, the Syrup or the Beverages, except with the prior consent of the Company, and it will use any such information solely to perform its obligations hereunder;
     (b) It will at all times treat and maintain as confidential, all nonpublic information that it may receive at any time from the Company, including, but not limited to:
     (i) Information or instructions of a technical or other nature, relating to the mixing, sale, marketing and distribution of the product;
     (ii) Information about projects or plans worked out in the course of this Agreement; and
     (iii) Information constituting manufacturing or commercial trade secrets.
     The Bottler further agrees to disclose such information, as necessary to perform its obligations hereunder, only to employees of its enterprise: (i) who have a reasonable need to know such information; (ii) who have agreed to keep such information secret; and (iii) whom the Bottler has no reason to believe is untrustworthy; and
     (c) Upon the termination of this Agreement, it will promptly surrender to the Company all original documents and all photocopies or other reproductions in its possession (including, but not limited to, any extracts or digests thereof) containing or relating to any nonpublic information described in this paragraph 35. Following such termination, and the surrender of such materials, the Bottler and its employees shall continue to hold any nonpublic information in confidence and refrain from any further use or disclosure thereof whatsoever, provided that such obligation shall expire as to any nonpublic information that does not constitute trade secrets ten (10) years following such termination.
     36. The Bottler is an independent manufacturer and not the agent of the Company. The Bottler agrees that it will not represent that it is an agent of the Company nor hold itself out as such.
     37. The parties agree:
     (a) The Existing Allied Bottle Contracts identified on Schedule C are hereby amended, superseded and restated in their entirety, and all rights, duties and obligations of the Company and the Bottler regarding the Trademarks and the manufacture, packaging, distribution and sale of the Beverages in Authorized Containers shall be determined under this Agreement, without regard to the terms of any prior agreement and without regard to any prior course of conduct between the parties;
     (b) As to all matters addressed herein, this Agreement sets forth the entire agreement between the Company and the Bottler, and all prior understandings, commitments or agreements relating to such matters between the parties hereto or their predecessors-in-interest are of no force or effect; and
     (c) Any waiver or modification of this Agreement or any of its provisions, and any notices given or consents made under this Agreement shall not be binding upon the Bottler or the Company unless made in writing, signed by an officer or other duly qualified and authorized representative of the Company or by a duly qualified and authorized representative of the Bottler, and personally delivered or sent by telegram, telex or certified mail to an officer or other duly qualified and authorized representative of the Company (if from the Bottler) or to a duly qualified and authorized representative of the Bottler (if from the Company) at the principal address of such party.
     38. Failure of the Company to exercise promptly any option or right herein granted or to require strict performance of any such option or right shall not be deemed to be a waiver of such option or right, or of the right to demand subsequent performance of any and all obligations herein imposed upon the Bottler.
     39. The Company may delegate any of its rights and obligations to any of its subsidiaries or affiliates upon notice to the Bottler, but no such delegation shall relieve the Company of its obligations hereunder.
     40. If any provision of this Agreement, or the application thereof to any party or circumstance shall ever be prohibited by or held invalid under applicable law, such provision shall be ineffective to the extent of such prohibition without invalidating the remainder of such provision or any other provision hereof, or the application of such provision to other parties or circumstances.
     41. This Agreement shall be governed, construed and interpreted under the laws of the State of Georgia.
     IN WITNESS WHEREOF, the parties have duly executed this Agreement in duplicate effective as of the day and year first above written.

COCA-COLA BOTTLING		THE COCA-COLA COMPANY
COMPANY OF ANDERSON, S.C.		COCA-COLA USA DIVISION
(Bottler)

By:	/s/ illegible	By:	/s/ Charles Wallace

	Title: President		Title: Vice President

	Date: 1-11-90		Date: 1-31-90

SCHEDULE A
Beverages
     The soft drink beverages listed below are subject to the terms and conditions of this Agreement.
     SPRITE
     diet SPRITE

SCHEDULE B
Trademarks
     The following trademarks are owned by the Company and authorized for use by the Bottler subject to the terms and conditions of this Agreement:
SPRITE
SPRITE (stylized)
SPRITE Lite
diet SPRITE

SCHEDULE C
Existing Allied Bottle Contracts
     The following agreements are all of the agreements pursuant to which the Bottler acts as a bottler of the Beverages (“Existing Allied Bottle Contracts”). All of the following agreements, together with any and all amendments thereto, are amended, superseded and restated in their entirety.
Contract for Sprite
Dated: January 8, 1964
Parties:	Fanta Beverage Company and Coca-Cola Bottling Company of Anderson, S.C.
Renewal Letter (To January 7, 1994)
Dated: January 19, 1983
Parties:	The Coca-Cola Company, Coca-Cola USA Division and Coca-Cola Bottling Company of Anderson, S.C.

SCHEDULE D
Territories
The geographic areas described below define the Territory subject to the terms and conditions of the Agreement.
IN THE STATE OF SOUTH CAROLINA:
All of Oconee County, South Carolina. All of Anderson County, South Carolina, except that portion of said County included within the following boundaries, to-wit: Beginning at a point on the Anderson-Greenville County line due east of the town of Williamston and running west in a straight line to and including Williamston (present corporate limits), a town in the Greenville territory; thence northwardly in a straight line from the western extremity of the corporate limits of Williamston to the western extremity of the present corporate limits of the town of West Pelzer (a town in the Greenville Territory); thence northwardly in a straight line to and including the settlement as now constituted adjoining the mill village of Piedmont in Anderson County, and nicknamed “Simpsonville”, to a point one hundred (100) feet west of Ayers Grocery Store, in Simpsonville (a point in the Greenville territory); thence east in a straight line in a slightly northeasterly direction to a point on the Anderson-Greenville County line one mile north of State Highway Number 8 which crosses said county line at Piedmont, South Carolina; thence in a southerly direction along the Anderson-Greenville County line to a point on said line due east of the town of Williamson, the point of beginning.
That portion of Pickens County, South Carolina, lying west and south of a line beginning at a point on the Anderson-Pickens County line two hundred (200) feet east of the Wesleyan College Road and running in a northwestwardly direction parallel to, and two hundred (200) feet east of said Wesleyan College Road to a point on the Highway approximately two-tenths (2-10) of a mile northeast of the city limits of the town of Central where the Wesleyan College Road joins the Greenville Highway; thence continuing northwestwardly, at right angles to the Southern Railroad, for a distance of one (1) mile; thence southwestwardly, running parallel to and one (1) mile mirth of the Southern Railroad, to the Oconee County line.
(As all of said Towns and Counties existed on July 14. 1937)

Schedule E
COCA - COLA USA — LIST OF AUTHORIZED PACKAGING
TYPE: REFILLABLE BOTTLES

					MAJOR	TOLERANCES		FILL	DESIGN
BRAND	FINISH	CAPACITY	WEIGHT	HEIGHT	DIAMETER	MAJ. DIAMETER	HEIGHT	POINT	NUMBER	REFERENCE
Coca-Cola	Crown	6.5 oz.	13. oz.	7.750"	2.237"	+ .047-.031	± .047	1.953	7104-04	a
Coca-Cola	Crown & 28mm	10 oz.	15. oz.	9.956"	2.391"	+ .062-.047	± .062	2.203	7108-03	a, c
Coca-Cola	Crown & 28mm	300mL	11. oz.	8.267"	2.401"	+ .062-.031	± .062	1.693	7109-007	a, c
Coca-Cola	Crown & 28mm	12 oz.	16. oz.	9.656"	2.580"	+ .062-.047	± .062	2.203	7111-03	a, c
Coca-Cola	Crown & 28mm	500mL	15. oz.	9.956"	2.781"	± .062	± .062	1.703	7100-R14	a, c
Coca-Cola	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	± .062-.047	± .078	2.203	7113-03	a, c
Coca-Cola	Crown	26 oz.	26. oz.	11.703"	3.328"	± .062	± .078	2.576	7110-02	a
Coca-Cola	28mm	32 oz.	32. oz.	11.703"	3.656"	+ .078-.062	± .078	2.578	7110-01	c
Coca-Cola	28mm	1 Liter	32. oz.	11.703"	3.656"	± .078-.062	± .078	2.578	7118-R31	c
Coca-Cola	38mm	1 Liter	32. oz.	11.125"	3.656"	+ .078-.062	± .078	1.797	7118-35	d
Coca-Cola	28mm	36 oz.	34. oz.	12.375"	3.656"	± .062	± .094	2.203	7323-03*	c

Coca-Cola classic	Crown	6.5 oz.	13. oz.	7.750"	2.237"	+ .047-.031	± .047	1.953	7104-04	a
Coca-Cola classic	Crown & 28mm	10 oz.	15. oz.	9.956"	2.391"	+ .062-.047	± .062	2.203	7108-03	a, c
Coca-Cola classic	Crown & 28mm	300mL	11. oz.	8.267"	2.401"	+ .062-.031	± .062	1.693	7109-007	a, c
Coca-Cola classic	Crown & 28mm	12 oz.	16. oz.	9.656"	2.580"	+ .062-.047	± .062	2.203	7111-03	a, c
Coca-Cola classic	Crown & 28mm	500mL	15. oz.	9.956"	2.781"	± .062	± .062	1.703	7100-R14	a, c
Coca-Cola classic	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	± .062-.047	± .078	2.203	7113-03	a, c
Coca-Cola classic	Crown	26 oz.	26. oz.	11.703"	3.328"	± .062	± .078	2.576	7110-02	a
Coca-Cola classic	28mm	32 oz.	32. oz.	11.703"	3.656"	+ .078-.062	± .078	2.578	7110-01	c
Coca-Cola classic	28mm	1 Liter	32. oz.	11.703"	3.656"	± .078-.062	± .078	2.578	7118-R31	c
Coca-Cola classic	38mm	1 Liter	32. oz.	11.125"	3.656"	+ .078-.062	± .078	1.797	7118-35	d
Coca-Cola classic	28mm	36 oz.	34. oz.	12.375"	3.656"	± .062	± .094	2.203	7323-03*	c

C.F. Coca-Cola	Crown & 28mm	10 oz.	15. oz.	9.656"	2.391"	+ .062-.047	± .062	2.203	7108-03	a, c
C.F. Coca-Cola	Crown & 28mm	300mL	11. oz.	8.267"	2.401"	+ .062-.031	± .062	1.693	7109-007	a, c
C.F. Coca-Cola	Crown & 28mm	12 oz.	16. oz.	9.656"	2.580"	+ .062-.047	± .062	2.203	7111-03	a, c
C.F. Coca-Cola	Crown & 28mm	500mL	15. oz.	9.656"	2.781"	± .062	± .062	1.703	7100-R14	a, c
C.F. Coca-Cola	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	± .062-.047	± .078	2.203	7113-03	a, c
C.F. Coca-Cola	Crown	26 oz.	26. oz.	11.703"	3.328"	± .062	± .078	2.576	7110-02	a
C.F. Coca-Cola	28mm	32 oz.	32. oz.	11.703"	3.656"	+ .078-.062	± .078	2.578	7110-01	c
C.F. Coca-Cola	28mm	1 Liter	32. oz.	11.703"	3.656"	± .078-.062	± .078	2.578	7118-R31	c
C.F. Coca-Cola	38mm	1 Liter	32. oz.	11.125"	3.656"	+ .078-.062	± .078	1.797	7118-35	d
C.F. Coca-Cola	28mm	36 oz.	34. oz.	12.375"	3.656"	± .062	± .094	2.203	7323-03*	c

diet Coke	Crown & 28mm	10 oz.	15. oz.	9.656"	2.391"	+ .062-.047	± .062	2.203	7108-03	a, c
diet Coke	Crown & 28mm	300mL.	11. oz.	8.267"	2.401"	+ .062-.031	± .062	1.693	7109-007	a, c
diet Coke	Crown & 28mm	12 oz.	16. oz.	9.656"	2.580"	+ .062-0.47	± .062	2.203	7111-03	a, c
diet Coke	Crown & 28mm	500mL	15. oz.	9.656"	2.781"	± .062	± .062	1.703	7100-R14	a, c
diet Coke	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	± .062-.047	± .078	2.203	7113-03	a, c
diet Coke	28mm	32 oz.	32. oz.	11.703"	3.656"	+ .078-.062	± .078	2.578	7110-01	c
diet Coke	28mm	1 Liter	32. oz.	11.703"	3.656"	± .078-.062	± .078	2.578	7118-R31	c
diet Coke	38mm	1 Liter	32. oz.	11.125"	3.656"	± .078-.062	± .078	1.797	7118-35	d
diet Coke	Crown	26 oz.	26. oz.	11.703"	3.359"	± .062	± .078	2.562	17001	a
diet Coke	28mm	36 oz.	34. oz.	12.375"	3.656"	± .062	± .094	2.203	7323-03*	c

*	S.C. authorized only.
October 29, 1986

COCA-COLA USA — LIST OF AUTHORIZED PACKAGING
TYPE: REFILLABLE BOTTLES

					MAJOR	TOLERANCES			DESIGN
BRAND	FINISH	CAPACITY	WEIGHT	HEIGHT	DIAMETER	MAJ. DIAMETER	HEIGHT	FILL POINT	NUMBER	REFERENCE
C.F. diet Coke	Crown & 28mm	10 oz.	15. oz.	9.656"	2.391"	+.062-.047	±.062	2.203	7108-03	a, c
C.F. diet Coke	Crown & 28mm	300mL.	11. oz.	8.267"	2.401"	+.062-.031	±.062	1.693	7109-007	a, c
C.F. diet Coke	Crown & 28mm	12 oz.	16. oz.	9.656"	2.580"	+.062-.047	±.062	2.203	7111-03	a, c
C.F. diet Coke	Crown & 28mm	500mL.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7100-R14	a, c
C.F. diet Coke	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	±.062-.047	+.078	2.203	7113-03	a, c
C.F. diet Coke	28 mm	32 oz.	32. oz.	11.703"	3.656"	±.078-.062	±.078	2.578	7110-01	c
C.F. diet Coke	28 mm	1 Liter	32. oz.	11.703"	3.656"	±.078-.062	±.078	2.578	7118-R31	c
C.F. diet Coke	38 mm	1 Liter	32. oz.	11.125"	3.656"	±.078-.062	±.078	1.797	7118-35	d
C.F. diet Coke	Crown	26 oz.	26. oz.	11.703"	3.359"	±.062	±.078	2.562	17001	a
C.F. diet Coke	28 mm	36 oz.	34. oz.	12.375"	3.656"	±.062	±.094	2.203	7323-03*	c

cherry Coke	Crown & 28mm	10 oz.	15. oz.	9.656"	2.391"	+.062-.047	±.062	2.203	7108-03	a, c
cherry Coke	Crown & 28mm	300ml	11. oz.	8.267"	2.401"	+.062-.031	±.062	1.693	7109-007	a, c
cherry Coke	Crown & 28mm	12 oz.	16. oz.	9.656"	2.580"	+.062-.047	±.062	2.203	7111-03	a, c
cherry Coke	Crown & 28mm	500ml.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7100-R14	a, c
cherry Coke	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	±.062-.047	±.078	2.203	7113-03	a, c
cherry Coke	28 mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7110-01	c
cherry Coke	28 mm	1 Liter	32. oz.	11.703"	3.656"	±.078-.062	±.078	2.578	7118-R31	c
cherry Coke	38 mm	1 Liter	32. oz.	11.125"	3.656"	±.078-.062	±.078	1.797	7118-35	d
cherry Coke	Crown	26 oz.	26. oz.	11.703"	3.359"	±.062	±.078	2.562	17001	a
cherry Coke	28 mm	36 oz.	34. oz.	12.375"	3.656"	±.062	±.094	2.203	7323-03*	c

diet cherry Coke	Crown & 28mm	10 oz.	15. oz.	9.656"	2.391"	+.062-.047	±.062	2.203	7108-03	a, c
diet cherry Coke	Crown & 28mm	300ml	11. oz.	8.267"	2.401"	+.062-.031	±.062	1.693	7109-007	a, c
diet cherry Coke	Crown & 28mm	12 oz.	16. oz.	9.656"	2.580"	+.062-.047	±.062	2.203	7111-03	a, c
diet cherry Coke	Crown & 28mm	500ml.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7100-R14	a, c
diet cherry Coke	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	±.062-.047	±.078	2.203	7113-03	a, c
diet cherry Coke	28 mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7110-01	c
diet cherry Coke	28 mm	1 Liter	32. oz.	11.703"	3.656"	±.078-.062	±.078	2.578	7118-R31	c
diet cherry Coke	38 mm	1 Liter	32. oz.	11.125"	3.656"	±.078-.062	±.078	1.797	7118-35	d
diet cherry Coke	Crown	26 oz.	26. oz.	11.703"	3.359"	±.062	±.078	2.562	17001	a
diet cherry Coke	28 mm	36 oz.	34. oz.	12.375"	3.656"	±.062	±.094	2.203	7323-03*	c

TAB	Crown	7 oz.	13. oz.	7.750"	2.328"	+.047-.031	±.047	1.953	7216-01	a
TAB	Crown & 28mm	10 oz.	15. oz.	9.956"	2.360	+.047-.031	±.062	2.203	7218-02	a, c
TAB	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	+.062-.047	±.078	2.203	7220-02	a, c
TAB	Crown & 28mm	500ml.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7291-003	a, c
TAB	28 mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7288-02	c
TAB	28 mm	1 Liter	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7222-006	c
TAB	38 mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7222-04	d
TAB	28 mm	36 oz.	34. oz.	12.375"	3.656"	±.062	±.094	2.203	7369-1*	c

C. F. TAB	Crown & 28mm	10 oz.	15. oz.	9.956"	2.360"	+.047-.031	±.062	2.203	7218-02	a, c
C. F. TAB	Crown & 28mm	16 oz.	17. oz.	11.125"	2.635"	+.062-.047	±.078	2.203	7220-02	a, c
C. F. TAB	Crown & 28mm	500ml.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7291-003	a, c
C. F. TAB	28 mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7288-02	c
C. F. TAB	28 mm	1 Liter	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7222-006	c
C. F. TAB	38 mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7222-04	d

*	S.C. authorized only.
October 29, 1986

COCA-COLA USA — LIST OF AUTHORIZED PACKAGING
TYPE: REFILLABLE BOTTLES

						TOLERANCES
					MAJOR			FIIL	DESIGN
BRAND	FIHISH	CAPACITY	WEIGHT	HEIGHT	DIAHETER	MAJ. DIAMETER	HEIGHT	POINT	NUMBER	REFERENCE
Sprite	Crown	7 oz.	13. oz.	7.750"	2.344"	+.047-.031	± .047	1.953	7119-04	a
Sprite	Crown & 28mm	10 oz.	15. oz.	9.656"	2.355"	+.047-.031	±.062	2.203	7203-02	a,c
Sprite	Crown & 28mm	16 oz.	18. oz.	11.125"	2.635"	+.062-.047	±.078	2.203	7207-04	a,c
Sprite	Crown & 28mm	500mL.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7270-06	a,c
Sprite	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7293-01	c
Sprite	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7293-002	c
Sprite	28mm	1 Liter	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7103-014	c
Sprite	38mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7103-11	d

diet Sprite	Crown & 28mm	10 oz.	15. oz.	9.656"	2.355"	+.047-.031	±.062	2.203	7203-02	a,c
diet Sprite	Crown & 28mm	16 oz.	10. oz.	11.125"	2.635"	+.062-.047	±.078	2.203	7207-04	a,c
diet Sprite	Crown & 28mm	500mL	15. oz.	9.656"	2.701"	±.062	±.062	1.703	7270-06	a,c
diet Sprite	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7293-002	c
diet Sprite	38mm	1 Liter	32. oz.	11.125"	3.656"	+,078-.062	±.078	1.797	7103-11	d

Mr. PIBB	Crown & 28mm	10 oz.	15. oz.	9.656"	2.323"	+.047-.031	±.062	2.203	7167-02	a,c
Mr. PIBB	Crown & 28mm	16 oz.	17. oz.	11.125"	2.534"	+.062-.047	±.078	2.203	7340-01	a,c
Mr. PIBB	Crown & 28mm	500mL.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7454-001	a,c
Mr. PIBB	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7292-02	c
Mr. PIBB	28mm	1 Liter	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7169-13	c,ACI.
Mr. PIBB	38mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7169-10	d

Mello Yello	Crown & 28mm	10 oz.	15. oz.	9.656"	2.323"	+.047-.031	±.062	2.203	7167-02	a,c
Mello Yello	Crown & 28mm	16 oz.	17. oz.	11.125"	2.534"	+.062-.047	±.078	2.203	7340-01	a,c
Mello Yello	Crown & 28mm	500mL.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7454-001	a,c
Mello Yello	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-062	±.078	2.578	7292-02	c
Mello Yello	38mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7169-10	d

Ramblin’	Crown & 28mm	10 oz.	15. oz.	9.656"	2.323"	+.047-.031	±.062	2.203	7167-02	a,c
Ramblin’	Crown & 28mm	16 oz.	17. oz.	11.125"	2.534"	+.062-.047	±.078	2.203	7340-01	a,c
Ramblin’	Crown & 28mm	500mL	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7454-001	a,c
Ramblin’	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-..062	±.078	2.578	7292-02	c
Ramblin’	38mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7169-10	d

Fresca	Crown	7 oz.	13. oz.	7.750"	2.328"	+.047-.031	±.047	1.953	7146-01	a
Fresca	Crown & 28mm	10 oz.	15. oz.	9.656"	2.390"	+.062-.047	±.062	2.203	7149-01	a
Fresca	Crown & 28mm	16 oz.	18. oz.	11.125"	2.641"	+.062-.047	±.078	2.203	7151-01	a,c
Fresca	Crown & 28mm	500mL	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7330-003	a,c
Fresca	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7286-01	c
Fresca	38mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7157-10	d

Fanta	Crown	7 oz.	14. oz.	7.750"	2.345"	+.047-.031	±.047	1.953	7126-01	a
Fanta	Crown & 28mm	10 oz.	15. oz.	9.656"	2.360"	+.047-.031	±.062	2.203	7131-03	a,c
Fanta	Crown & 28mm	16 oz.	17. oz.	11.125"	2.563"	+.062-.047	±.078	2.203	7135-01	a,c
Fanta	Crown & 28mm	500mL.	15. oz.	9.656"	2.781	±.062	±.062	1.703	7460-001	a,c,c
Fanta	Crown & 28mm	500mL.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7454-001	a,c
Fanta	28mm	32 oz.	32. oz.	11.703"	3.656"	+.078-.062	±.078	2.578	7287-02	c
Fanta	38mm	1 Liter	32. oz.	11.125"	3.656"	+.078-.062	±.078	1.797	7143-14	d
October 29, 1986

COCA-COLA USA — LIST OF AUTHORIZED PACKAGING
TYPE: REFILLABLE BOTTLES

					MAJOR	TOLERANCES		FILL	DESIGN
BRAND	FINISH	CAPACITY	WEIGHT	HEIGHT	DIAMETER	MAJ. DIAMETER	HEIGHT	POINT	NUMBER	REFERENCE
Minute Maid	Crown & 28mm	10 oz.	15. oz.	9.656"	2.323"	±.047-.031	±.062	2.203	7167-02	a,c
Minute Maid	Crown & 28mm	16 oz.	18. oz.	11.125"	2.641"	±.062-.047	±.078	2.203	7151-01	a,c
Minute Maid	Crown & 28mm	500ml.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7330-003	a,c

Generic	Crown & 28mm	300ml.	11. oz.	8.268"	2.401"	±.062-.047	±.062	1.693	7464-002	a,c,e
Generic	Crown & 28mm	500ml.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7454-01	a,c,e
Generic	Crown & 28mm	300ml.	15. oz.	9.656"	2.781"	±.062	±.062	1.703	7460-001	a,c,e
Generic	28mm	32 oz.	32. oz.	11.703"	3.656"	±.078-.062	±.078	2.578	7292-02	c,e
Generic	38mm	1 Liter	32. oz.	11.125"	3.656"	±.078-.062	±.078	1.797	7169-12	c,e
Generic	38mm	2 Liter	52. oz.	12.875"	4.656"	±.079	±.084	2.578	7383-02	d,f
     TYPE: NON-REFILLABLE BOTTLES
Generic Bare Glass

Straight-Wall	28mm	28 oz.	19.00 oz.	11.250"	3.344"	±.062	±.078	2.562	7252- 03	c,f
Straight-Wall	28mm	28 oz.	18.00 oz.	10.500"	3.344"			1.953	7252-06	c,f
Straight-Wall	28mm	32 oz.	22.00 oz.	11.687"	3.516"	±.062	±.078	2.562	7253-02	c,f
Straight-Wall	28mm	32 oz.	21. oz.	11.250"	3.516"	±.062	±.078	2.203	7253-03	c,f
TYPE: NON-REFILLABLE BOTTLES

					MAJOR	TOLERANCES		FILL	DESIGN
MATERIAL	FINISH	CAPACITY	WEIGHT	HEIGHT	DIAMETER	MAJ. DIAMETER	HEIGHT	POINT	NUMBER	REFERENCE
Generic Wrapped Glass

Plasti-Shield	Crown & 28mm	10 oz.	5.50 oz.	5.781"	2.625"	±.063-.047	±.031	1.297	BA-5985 (0-1)	a,c
Econo-Class-Pak/ Pre-Labeled	Crown & 28mm	10 oz.	5.75 oz.	5.781"	2.609"	±.062-.047	±.031	1.297	CC-5361	a,c,f
Pre-Labeled/Universal	28mm	16 oz.	7.5 oz.	6.984"	2.937"	±.062	±.031	1.547	CC-5360	c,f,g
Plasti-Shield	28mm	16 oz.	7.5 oz.	6.984"	2.922"	±.063	±.031	1.547	BB-3916 (0-1)	a,c,f
Plasti-Shield	28mm	1 Liter	16.00 oz.	10.886"	3.500"	±.063	±.078	1.875	BC-2673- 13	a, c,f
     TYPE: PLASTIC BOTTLES

					MAJOR	TOLERANCES		FILL	DESIGN
MATERIAL	FINISH	CAPACITY	WEIGHT	HEIGHT	DIAMETER	MAJ. DIAMETER	HEIGHT	POINT	NUMBER	REFERENCE
PET	28mm	2 Liter	66 Crams	11.875"	4.484"	± .031	±.047	2.132	7433-04	c-pl,f,g
PET	38mm	2 Liter	72 Crams	11.875"	4.484"	± .031	±.047	2.132	7433-02	d-pl,f,g
     TYPE: CANS

MATERIAL	CAPACITY	NOMENCLATURE	REFERENCE
Aluminum	8 oz. (236ml.)	209/211 × 307,2-plece	f
Aluminum	12 oz. (354ml.)	209/211 × 413 Necked In, 2-plece	f
Aluminum	12 oz. (354ml.)	207.5/209/211 × 413 Double Necked In, 2-plece	f
Aluminum	12 oz. (354ml.)	206/207.5/209/211 × 413 Triple Necked-In, 2-plece	f
Aluminum	16 oz. (473ml.)	209/211 × 604 Necked-In, 2-plece	f
Steel	12 oz. (354ml.)	209/211 × 413 Necked-In, 2-plece	f
August 16, 1984

COCA-COLA USA — LIST OF AUTHORIZED PACKAGING
     TYPE : REFILLABLE BOTTLES

					MAJOR	TOLERANCES		FILL	DESIGN
BRAND	FINISH	CAPACITY	WEIGHT	HEIGHT	DIAMETER	MAJ. DIAMETER	HEIGHT	POINT	NUMBER	REFERENCE
     TYPE : CROWNS/CLOSURES

TOLERANCES
ITEM	MATERIAL	DIAMETER	HEIGHT	DIAMETER	HEIGHT	REFERENCE
Crowns	Tin-free Steel or Tinplate	(OD) 1.262"	0.235"	±0.008"	±0.008"	f
Metal	Aluminum	28mm (ID) 1.092"	0.600" (std. band)	+0.011"/-0.002"	±0.007"	f
Closures			0.595" (8 score)
		38mm (ID) 1.496"	0.692"	+0.008"/-0.002"	±0.007"	f
Plastic	Polyproplene	28mm (OD) 1.166"	0.708"	±0.010"	±0.015	f
Closures
(Ethyl 1716)
References

( a )	“Crown” denotes the 26mm Crown Finish (CP I 600 Finish-Refillables/CP I 665 Finish-Non-Refillables).
( c )	“28mm” denotes the 28mm ROPP Threaded Glass Finish (CP I 1650 Finish – Refillable and NON-Refillable).
( c – p l )	Denotes the 28mm ROPP PET finish, Alcoa 969 – 1716-001 Slotted Finish.
( d )	“38mm” denotes the 38mm ROPP Threaded Glass Finish ( CP I 1650 ).
( d – p l )	Denotes the 38mm ROPP PET finish, Alcoa 969 – 1690-001.
( e )	Authorized for use with Allied Products only when decorated with ACL, paper or foil labels according to specifications issued by The Coca-Cola Company.
( f )	Authorized for use with all Products only when decorated according to specifications issued by The Coca-Cola Company
( g )	Design variations at different weights have been authorized on a manufacturing plant basis.

* S.C. authorized only.
October 29, 1986

LIST OF AUTHORIZED PACKAGES — CORRECTIONS/ADDITIONS
     Refillable Bottles
          Correct as submitted.
     Non-Refillable Bottles — Generic Wrapped Glass (add the following)

					Major	Tolerances			Design
Material	Finish	Capacity	Weight	Height	Diameter	Diameter	Height	Fill Point	Number	Reference
Plasti-Shield	28mm	20oz.	8.5oz.	8.167"	2.922"	± .063	± .031	1.875"	C-84246-G	a, c, f
Pre-labeled	28mm	20oz.	9.0oz.	8.167"	2.922"	± .063	± .031	1.875"	1.S.-2335	c, f, g
     Plastic Bottles (add the following)

PET	38mm	3L	69-87 gms	12.935"	5.060"	± .030	± .047	2.132"	7523-001	d-pl, f, g
     Cans (revise as follows)

Material	Capacity	Nomenclature	Reference
Aluminum	8oz. (236 mL)	206/211 x 307, 2-pc.	f
Aluminum	12oz. (354 mL)	206/211 x 413, Quad necked-in, 2-pc.	f
Aluminum	16oz. (473 mL)	206/211 x 603, 2-pc. Spinneck	f
Aluminum	12oz. (354 mL)	206/211 x 413, 2-pc. Spinneck	f
Steel	12oz. (354 mL)	206/211 x 413, 2-pc. Spinneck	f
     Product Containers (add new section)

Material	Capacity	Type Container	Design
Stainless Steel	4.75 gal	Model A, Pre-mix	7023-1
Stainless Steel	4.75 gal	Model E, Pre-mix	PS -218
Stainless Steel	4.75 gal	Model R, Pre-mix	7321-003
Stainless Steel	5.00 gal	Model F, Post-mix	7295-02
Plastic Bag with Corrugated Box	5.00 gal	Bag-in-Box, Post-mix	7054-012
     Crowns/Closures
     Delete plastic closures as these are still considered field test and have not yet been “authorized” for general use.
April 6, 1989